CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2017

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2017 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016
Net assets	$725,517,540	$674,683,352	$592,014,437
Net assets per share of Common Stock	$29.22	$27.12	$24.07
Shares of Common Stock outstanding	24,826,518	24,881,665	24,595,472

 Comparative operating results are as follows:

	Three months ended March 31,
	2017		2016
Net investment income	$3,005,018		$1,875,928
Per share of Common Stock	.12	*	.08	*
Net realized gain on sale of investments	9,667,451		6,670,195
Increase in net unrealized appreciation of investments	39,426,501		3,715,549
Increase in net assets resulting from operations	52,098,970		12,261,672

*	Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 15, 2017, the stockholders elected seven directors, ratified the selection of KPMG LLP as auditors of the Corporation for the year 2017 and reapproved the Corporation’s 2012 Incentive Compensation Plan.

     In the quarter ended March 31, 2017, the Corporation repurchased 58,147 shares of its Common Stock at an average price of $22.97 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

    Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
April 19, 2017

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2017
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2017

Brady Corporation		73,000	405,000
Citigroup Inc.		100,000	300,000
Coherent, Inc.		41,000	370,000
General Electric Company	57,000		307,000
Johnson & Johnson	15,000		85,000
Kennedy-Wilson Holdings, Inc.	102,300		102,300
Sonus Networks, Inc.	282,388		750,000
Wells Fargo & Company	20,000		220,000

TEN LARGEST INVESTMENTS
March 31, 2017
(unaudited)

			Percent of	Year First
	Cost	Value	Net Assets	Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$127.9	17.6%	1982
Coherent, Inc.	9.1	76.1	10.5	2007
Analog Devices, Inc.	6.2	36.9	5.1	1987
Intel Corporation	8.4	31.7	4.4	1986
Motorola Solutions, Inc.	14.1	25.9	3.6	2000
Capital One Financial Corporation	16.9	25.1	3.5	2013
Medtronic plc	18.4	20.1	2.8	2009
Rayonier Inc.	21.1	19.8	2.7	2014
The Bank of New York Mellon Corporation	8.4	18.9	2.6	1993
Citigroup Inc.	14.6	17.9	2.5	2013

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
John C. Hill, Vice President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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